EXHIBIT 10.5


                 BRIDGE BANK OF SILICON VALLEY (IN ORGANIZATION)
              ORGANIZERS' ACKNOWLEDGEMENT OF LIABILITY ON LEASE AND
                                LETTER OF CREDIT


         WHEREAS, the undersigned organizers (the "Organizers") have been provided with a lease for the premises located at 2120 El Camino Real, Santa Clara, California (the "Lease") to house the original head office of Bridge Bank of Silicon Valley (In Organization) (the "Bank"); and

         WHEREAS, it is usual for a bank in organization not to enter into a lease until after preliminary approval to organize has been received and the lease has been approved by all appropriate regulators; and

         WHEREAS, because of the scarcity of appropriate premises in the Bank's proposed marketing area, it is necessary that the location at 2120 El Camino Real, Santa Clara, California, be locked up prior to receiving all necessary regulatory approvals and accordingly it is necessary that the Organizers personally enter into the Lease pending such approval; and

         WHEREAS, it is proposed that the Lease by executed by Dr. Allan Kramer and/or Charles Lau on behalf of the Bank and the Organizers; and

         WHEREAS, the Lease to be executed on the subject property requires a $100,000 irrevocable Letter of Credit plus $19,332.13 Security Deposit paid to Landlord; and

         WHEREAS, each Organizer listed in the signature lines below has executed that certain Preincorporation Agreement ("Organizers") dated March 3, 2000; and

         WHEREAS, Section 5 of the Pre-incorporation Agreement provides that certain pre-opening expenditures, such as the payment of rent, must be reviewed by a majority of the members of the Organizers; and

         WHEREAS, Section 10 of the Pre-incorporation Agreement provides that in the event any note or other obligation of the Organizers remains unpaid after the undersigned receive all sums approved by the OCC and/or the FDIC for payment of pre-opening expenditures, each of the Organizers agrees to personally assume the obligations to repay the unpaid balance of such notes or other obligations as well as any other pre-opening expenditures remaining unpaid on a pro rata basis; and

         WHEREAS, by authorizing Dr. Allan Kramer and/or Charles Lau to execute the Lease, the Organizers will become liable for amounts due under the Lease and Letter of Credit from the date of execution of the Lease until the Bank is granted permission to organize and the Lease is approved by the appropriate regulators, and will continue to be liable under the terms of the Lease in the event that the Bank is not granted permission to organize, the Lease is not approved by the appropriate regulators, or the Bank does not otherwise open for business. This liability shall be agreed to among each of the Organizers to be pro rata based on percentage (%) of funding the Pre-incorporation Agreement as per Schedule A attached hereto and made a part hereof by reference.

                 NOW THEREFORE, THE ORGANIZERS AGREE AS FOLLOWS:

     1. Dr. Allan Kramer and/or Charles Lau are authorized to execute the Lease and Letter of Credit on behalf of the Organizers.

     2. The Organizers, by executing this Agreement, hereby acknowledge that they are liable on a pro rata basis for any payments under the Lease and Letter of Credit from the date of execution of the Lease until the Bank is granted permission to organize and the Lease is approved by the appropriate regulators, and further acknowledge that they will continue to be liable under the terms of the Lease in the event that the Bank is not granted permission to organize, the Lease is not approved by the appropriate regulators, or the Bank does not otherwise open for business.

     This  Agreement  may  be  signed  in  counterparts   which  taken  together
constitute a complete document.

     IN WITNESS WHEREOF each of the undersigned has executed this Agreement at Los Altos, California, on the day opposite his or her name.


_____________________      _____________________
Richard Brenner            Date

_____________________      _____________________
Roy Doumani                Date

_____________________      _____________________
Allan C. Kramer, M.D.      Date

_____________________      _____________________
Charles Lau                Date

_____________________      _____________________
Howard Lee                 Date

_____________________      _____________________
William Simon              Date

_____________________      _____________________
Julie Chen                 Date

_____________________      _____________________
David Campbell             Date

_____________________      _____________________
Barry Turkus               Date

_____________________      _____________________
Daniel Myers               Date


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


                                   EXHIBIT A


             PERCENTAGE (%) FUNDING THE PRE-INCORPORATION AGREEMENT


Richard Brenner                     11.7647%

Roy Doumani                         11.7647%

Allan C. Kramer, M.D.               11.7647%

Charles Lau                         11.7647%

Howard Lee                          11.7647%

William Simon                       11.7647%

Julie Chen                          11.7647%

David Campbell                       5.8824%

Barry Turkus                        11.7647%

Daniel Myers                         0.0000%
                                   ________
                                   100.0000%


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